UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2016

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

590 E. Middlefield Road
Mountain View, CA  94043

(Address of principal executive offices, including zip code)

(650) 251-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

During an analysts and investor briefing on December 5, 2016 at the American Society of Health-System Pharmacists Midyear Meeting, Omnicell discussed the launch of the Omnicell XT Series Automated Dispensing System, the Omnicell Performance Center, the IV Solutions suite of products, and Omnicell’s pending acquisition of Ateb, Inc. a leading pharmacy software solutions provider.  Omnicell also disclosed that, given its new product launch of the Omnicell XT Series in the first half of 2017, it expected different revenue growth rates in the first half and second half of 2017. Specifically, Omnicell’s preliminary expectation for revenue for the first half 2017 is flat with that of the first half of 2016 (before adding in revenue from the pending acquisition of Ateb), and preliminary expectations for the second half of 2017 are a return to year over year organic revenue growth rates in the long term 8% to 12% range.

A replay of the call is now available and will be continue to be available until 8:59 p.m. PT on December 15, 2016.  The replay access numbers are 1-855-859-2056 within the U.S. and 1-404-537-3406 for all other locations, Conference ID # 27141322. Details of the product announcement are included in an investor presentation found in the investor relations section of our website and can be accessed at: http://ir.omnicell.com/index.cfm.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

To the extent any statements contained in this Current Report on Form 8-K deal with information that is not historical, these statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. As such, they are subject to the occurrence of many events outside Omnicell’s control and are subject to various risk factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statement. Such statements include, but are not limited to Omnicell’s expected revenue growth and growth rates for 2017. Risks that contribute to the uncertain nature of the forward-looking statements include Omnicell’s ability to take advantage of the growth opportunities in medication management across the spectrum of healthcare settings from long term care to home care, bookings and installations of Omnicell’s XT Series Automated Dispensing Systems, unfavorable general economic and market conditions, risks to growth and acceptance of Omnicell’s products and services, including competitive conversions, and to growth of the clinical automation and workflow automation market generally, the potential of increasing competition, potential regulatory changes, the ability of Omnicell  to improve sales productivity to grow product bookings, to develop new products and to acquire and successfully integrate companies. These and other risks and uncertainties are described more fully in Omnicell’s most recent filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained in this press release speak only as of the date on which they were made. Omnicell undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated: December 6, 2016	By:	/s/ Dan S. Johnston
Dan S. Johnston,
Executive Vice President and Chief Legal and Administrative Officer